UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: John H. Lively Practus, LLP 11300 Tomahawk Creek Parkway, Suite. 310 Leawood, KS 66211
Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	September 30
Date of reporting period:	September 30, 2023

ITEM 1. (a) Report to Stockholders.

Union Street Partners Value Fund

ANNUAL REPORT

For the Year Ended September 30, 2023

Union Street Partners Value Fund

Important Disclosure Statement

The Union Street Partners Value Fund’s (the “Fund”) prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain the Fund’s prospectus containing this and other important information, please call 800-673-0550. Please read the prospectus carefully before you invest. Foreside Fund Services, LLC is the distributor and Union Street Partners, LLC (the “Advisor”) is the investment advisor of the Fund.

The performance data quoted represents past performance and is not a guarantee of future results. Current performance of the Fund may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Information provided with respect to the Fund’s Performance Data, Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2023 and are subject to change at any time. For most recent information, please call 800-673-0550.

The Advisor waived or reimbursed part of the Fund’s total expenses. Had the Advisor not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower.

Union Street Partners Value Fund

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders

October 30, 2023

Dear Shareholders,

The Union Street Partners Value Fund’s (the “Fund”) one-year performance was 22.47% for fiscal year 2023 (October 1, 2022 through September 30, 2023). The Fund’s benchmark, the Russell 1000® Value Index, returned 14.44% for the same period. While we are pleased with the Fund’s short-term results, we remain focused on compounding shareholder capital at above-average rates over the long term by owning quality businesses purchased at attractive prices.

This table shows the Fund’s long-term results:

	Performance
	1-Year	3-Year*	5-Year*	Since Inception (4/27/2016)*
Union Street Partners Value Fund - Advisor Class	22.47%	13.42%	7.72%	9.79%
Russell 1000® Value Index	14.44%	11.05%	6.23%	8.16%

*Annualized

Returns as of 9/30/2023

Source: Morningstar and Russell

Our investment returns over the long term will be driven largely by how well the businesses we own navigate an increasingly unpredictable economic environment. We remain confident that owning a portfolio of quality businesses with scale, talented management, and strong balance sheets provides the foundation for above-average returns. Strong businesses built to operate through the ebb and flow of the economic cycle can use periods of economic weakness to reinvest in their operations and strengthen their competitive position. As your investment manager, we use periods of weakness in markets to increase the quality and strength of our portfolio.

A challenging backdrop

The rapid rise in interest rates over the past 18 months challenges countries, companies, and individuals in ways they haven’t encountered in over 15 years. Rising rates coupled with slowing economic growth have the potential to moderately harm the strong and permanently wound the weak. Balance-sheet strength and the ability to self-fund business operations by generating cash

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

flow, a strength often ignored during periods of low rates and strong growth, should be rewarded in this environment. We rest easier at night knowing that our portfolio is comprised of strong businesses built to last; we hope you do too.

America’s economic engine is the most powerful in the world. But the political will on Capitol Hill to address deficit spending and growing national debt is weak. Sooner rather than later, our leaders will have to develop a path toward fiscal discipline because our current trajectory is unsustainable. Economist Herbert Stein once said, “if something cannot go on forever, it will stop.” The path to a balanced budget will likely be unpleasant over the short run but vital to our country’s long-term health.

Inflation, rising geopolitical risk, and war are also dampening the economic mood. But these concerns are well known and covered extensively by the media. Remember, if events are already in the headlines, they are most likely already reflected in stock prices. With the Russell 1000® Value Index down nearly 15% from its all-time high in January 2022, we think there is a high probability that many of the above risks are at least partially reflected in current prices.

A thriving entrepreneurial spirit

While we invest in large, publicly traded companies, American small businesses are arguably a more important force in future economic growth. And the news on this front is good. According to the U.S. Chamber of Commerce, “Small businesses are credited with just under two-thirds (63%) of the new jobs created from 1995 to 2021 or 17.3 million new jobs. They also employ almost half (46%) of America’s private sector workforce and represent 43.5% of gross domestic product.”

America’s entrepreneurial spirit is thriving. According to a recent Babson College report, entrepreneurship activity in the United States hit all-time highs in 2022. Our country’s younger demographic, those 18-34 years old, reported nearly twice the rate of entrepreneurial activity compared to older workers aged 35-64.

We stand by our statement from October 2021: “Confident entrepreneurs armed with good ideas are the backbone of our economy, not bureaucratic central planners.” We are encouraged that despite the challenges we face, Americans have the optimism and self-confidence to take on risk and build something new.

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

Performance review

These are the top three contributors to the Fund’s fiscal year 2023 performance:

Company	% of Portfolio	1-Year Return	Contribution
Meta Platforms, Inc. Class A stock	6.64%	203.48%	5.52%
Microsoft Corp	9.28%	36.87%	3.16%
FedEx Corp	4.80%	82.39%	2.71%

Source: Telemet

As of: 9/30/2023

Meta Platforms was added to the portfolio in October 2022 following a 74% drop in its share price from the previous year’s all-time high. At the time of our investment, we conservatively estimated shares were trading at an attractive multiple of roughly 10x earnings. Since our purchase, Meta cut over 20,000 jobs, saw advertising growth re-accelerate, and drove strong growth in its TikTok competitor, the short-form video platform Reels. These factors have shifted 2023 earnings-per-share estimates for Meta up by over 30% from the previous year, improving market sentiment and moving the company’s valuation multiple to higher, more normalized levels. We look forward to being long-term shareholders of this fantastic business.

Microsoft’s performance rebounded in fiscal year 2023 following a 16.6% drop in share price in 2022. Continued strength in Microsoft’s cloud business, the successful acquisition of Activision, and a large investment in ChatGPT’s creator, OpenAI, position Microsoft well for long-term, profitable growth. And as we’ve written before, the prospect of running a business without using at least one Microsoft product is nearly unthinkable.

FedEx announced a bold restructuring plan to reduce costs and improve efficiency. Announced cuts are expected to yield $4 billion in permanent cost reductions and expand the company’s long-term profit margin potential. FedEx also benefited from higher package volume and increased market share because of uncertainty over the summer generated by UPS’s negotiations with the Teamsters union. Except for its pilots, FedEx is not unionized.

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

These are the bottom three contributors to the Fund’s fiscal year 2023 performance:

Company	% of Portfolio	1-Year Return	Contribution
Dollar Tree Inc	3.93%	-21.79%	-1.32%
CVS Health Corporation	2.30%	-24.64%	-0.94%
Burke & Herbert Bank & Trust Company	2.36%	-21.24%	-0.77%

Source: Telemet

As of: 9/30/2023

While Dollar Tree’s revenue and traffic remain strong, it experienced elevated levels of theft that hurt profitability. Theft has become an industry-wide challenge for retailers. The National Retail Federation reported in September 2023 that 2022 “retail shrink,” industry jargon for theft, rose 18% to $112.1 billion. We still believe Dollar Tree is positioned well to grow earnings at an above-average rate over the long term, and that shares are deeply undervalued at current levels.

CVS Health’s performance was hurt in the first half of fiscal year 2023 by concerns over its acquisition of Oak Street Health. Retail theft also reduced earnings. CVS remains well positioned to grow earnings and reduce healthcare costs with its integrated healthcare model. We believe CVS’s 3.5% dividend yield and inexpensive valuation merit investment and patience; the company plays a big role in improving healthcare.

Burke & Herbert Bank & Trust Company is a highly regarded Alexandria, Virginia, institution that was founded in 1852. Shares were down for the fiscal year as higher interest rates challenged the regional banking industry. We believe the bank’s strategy to grow market share, transform its digital capabilities, and add sources of non-interest income will lead to strong long-term shareholder returns.

Thank you

We appreciate the trust you place in us to manage your hard-earned money and do not take the responsibility lightly. If you have any questions or concerns, please do not hesitate to contact us. We work for you.

Stay confident, stay optimistic, and don’t bet against the USA!

Sincerely,

Bernie McGinn, CFA, and McCoy Penninger, CFA

McGinn Penninger Investment Management, Inc.
800-231-3663

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

There can be no guarantee that any strategy will be successful. All investing involves risk, including the potential loss of principal. There are risks associated with investing in the Fund that may adversely affect the Fund’s performance. The principal risks associated with an investment in the Fund include market risk, non-diversification risk, risk of investing in undervalued securities, REITs, Master Limited Partnerships (“MLPs”), investment companies and ETFs. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets and may affect the value of the Fund. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of an individual security in the Fund’s portfolio. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. REITs may be subject to, among other factors, certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. MLPs are generally considered interest-rate-sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. To the extent the Fund invests in other investment companies, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the investment companies in which it invests. Investment in ETFs carry specific risk and market risk. If the area of the market representing the underlying index or benchmark does not perform as expected, the value of the investment in the ETF may decline. Read the prospectus carefully for more information about these and other risks associated with investing in the Fund.

Top 10 Equity Holdings as of 9/30/2023

Company	% of Portfolio
Microsoft	9.3%
Apple	7.5%
Meta Platforms, Inc. Class A	6.6%
JP Morgan	5.4%
FedEx	4.8%
Exxon	4.4%
Schlumberger	4.3%
Boeing	4.1%
Dollar Tree	3.9%
PG&E	3.7%
% of Fund in Top 10	54.1%

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

Fund holdings are subject to change at any time and should not be considered recommendations to buy or sell any security.

Russell 1000® Value Index: Measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an index.

Before investing, you should carefully consider the Fund’s investment objectives, risks and charges and expenses. The Fund’s prospectus contains this and other important information and should be read carefully before investing. To obtain a current copy of the Fund’s prospectus, call 800-673-0550.

Distributed by Foreside Fund Services, LLC.

ANNUAL REPORT

Union Street Partners Value Fund

	Total Return	Average Annual Return
	One Year Ended 9/30/23	Five Years Ended 9/30/23	Ten Years Ended 9/30/23	Since Inception 4/27/16 to 9/30/23
Union Street Partners Value Fund - Class A - with 5.75% load	15.13%	6.14%	8.21%	N/A
Union Street Partners Value Fund - Class A - without load	22.15%	7.40%	8.85%	N/A
Union Street Partners Value Fund - Class C (does not include maximum deferred sales charges (load) of 1.00%)	21.23%	6.64%	8.06%	N/A
Union Street Partners Value Fund - Advisor Class	22.47%	7.72%	N/A	9.79%
Russell 1000® Value Index	14.44%	6.23%	8.45%	8.16%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. Returns for the individual classes are for ten years or since inception. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Past performance is not predictive of future performance.

The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is not adjusted to reflect expenses that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance.

ANNUAL REPORT

Union Street Partners Value Fund

Portfolio Compositionas of September 30, 2023 (unaudited)

Holdings by Sector/Asset Class	Percentage of Net Assets
Common Stocks:
Information Technology	20.18%
Financials	12.51%
Energy	12.21%
Consumer Staples	10.15%
Communication Services	9.67%
Health Care	9.24%
Industrials	8.88%
Consumer Discretionary	5.35%
Utilities	3.71%
Real Estate	2.73%
Money Market Fund	5.21%
99.84%

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Schedule of InvestmentsSeptember 30, 2023

		Shares	Value
94.63%	COMMON STOCK

9.67%	COMMUNICATION SERVICES
	META Platforms, Inc.(A)	14,750	$4,428,098
	The Walt Disney Co.(A)	25,000	2,026,250
			6,454,348

5.35%	CONSUMER DISCRETIONARY
	The Home Depot, Inc.	5,750	1,737,420
	LVMH Moet Hennessy Louis Vuitton SE	12,150	1,835,987
			3,573,407

10.15%	CONSUMER STAPLES
	Diageo plc ADR	8,500	1,268,030
	Dollar Tree, Inc.(A)	24,650	2,623,992
	Kenvue, Inc.	79,800	1,602,384
	Target Corp.	11,600	1,282,612
			6,777,018

12.21%	ENERGY
	Chevron Corp.	14,000	2,360,680
	Exxon Mobil Corp.	24,700	2,904,226
	Schlumberger Ltd.	49,500	2,885,850
			8,150,756

12.51%	FINANCIALS
	Bank of America Corp.	52,350	1,433,343
	Burke & Herbert Bank & Trust Co.	33,920	1,576,093
	The Goldman Sachs Group, Inc.	5,300	1,714,921
	JPMorgan Chase & Co.	25,000	3,625,500
			8,349,857

9.24%	HEALTH CARE
	Bayer AG ADR (Sponsored)	183,000	2,196,000
	CVS Health Corp.	22,000	1,536,040
	Johnson & Johnson	6,788	1,057,231
	Merck & Co., Inc.	13,420	1,381,589
			6,170,860

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Schedule of Investments - continuedSeptember 30, 2023

		Shares	Value
8.88%	INDUSTRIALS
	The Boeing Co.(A)	14,200	$2,721,856
	FedEx Corp.	12,100	3,205,532
			5,927,388

20.18%	INFORMATION TECHNOLOGY
	Apple, Inc.	29,250	5,007,892
	Intel Corp.	63,900	2,271,645
	Microsoft Corp.	19,620	6,195,015
			13,474,552

2.73%	REAL ESTATE
	Simon Property Group, Inc.	16,900	1,825,707

3.71%	UTILITIES
	PG&E Corp.(A)	153,500	2,475,955

94.63%	TOTAL COMMON STOCK
	(Cost: $33,504,027)		63,179,848

5.21%	MONEY MARKET FUND
	Fidelity Investments Money Market Government Portfolio Institutional Class 5.230%(B)	3,472,386	3,472,386
	(Cost: $3,472,386)

99.84%	TOTAL INVESTMENTS
	(Cost: $36,976,413)		66,652,234
0.16%	Other assets, net of liabilities		108,534
100.00%	NET ASSETS		$66,760,768

(A)Non-income producing

(B)Effective 7 day yield as of September 30, 2023

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Statement of Assets and LiabilitiesSeptember 30, 2023

ASSETS
Investments at value (cost of $36,976,413) (Note 1)	$66,652,234
Cash	1,647
Receivable for capital stock sold	150,486
Dividends and interest receivable	76,797
Prepaid expenses	25,490
TOTAL ASSETS	66,906,654

LIABILITIES
Payable for capital stock redeemed	101,206
Accrued investment advisory fees	31,133
Accrued 12b-1 fees	724
Accrued administration, accounting and transfer agent fees	9,822
Other accrued expenses	3,001
TOTAL LIABILITIES	145,886
NET ASSETS	$66,760,768

Net Assets Consist of:
Paid-in-capital applicable to 2,529,051 no par value shares of beneficial interest outstanding, unlimited shares authorized	$38,270,237
Distributable accumulated earnings	28,490,531
Net Assets	$66,760,768

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Net Assets
Class A	$2,396,638
Class C	6,579,236
Advisor Class	57,784,894
Total	$66,760,768
Shares Outstanding
Class A	91,450
Class C	263,699
Advisor Class	2,173,902
Total	2,529,051
Net Asset Value and Offering Price Per Share
Class A(1)	$26.21
Class C	$24.95
Advisor Class	$26.58
Maximum Offering Price Per Share (2) and Redemption Price(3)
Class A(2)	$27.81
Class C(3)	$24.70

(1)Includes a maximum contingent deferred sales charge (“CDSC”) or redemption fee of 1% on the proceeds of certain redemptions made less than one year from purchase if those shares were purchased without paying a front-end sales charge.

(2)Maximum Offering Price per Share including Sales Charge of 5.75%

(3)Redemption Price per Share including CDSC of 1% on the proceeds redeemed less than one year from purchase.

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Statement of OperationsFor the Year Ended September 30, 2023

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $43,556)	$1,311,090
Interest	152,027
Total investment income	1,463,117

EXPENSES
Investment advisory fees (Note 2)	658,283
12b-1 fees (Note 2)
Class A	6,248
Class C	66,395
Recordkeeping and administrative services (Note 2)	62,209
Accounting fees (Note 2)	39,490
Custody fees	5,431
Transfer agent fees (Note 2)	21,541
Legal fees	25,448
Audit fees	18,125
Filing and registration fees	54,200
Trustee fees	9,903
Compliance fees	8,767
Shareholder reports	25,039
Shareholder servicing (Note 2)
Class A	534
Class C	2,525
Advisor Class	39,926
Insurance	3,674
Other	18,713
Total expenses	1,066,451
Fee waivers (Note 2)	(169,482)
Net expenses	896,969
Net investment income (loss)	566,148

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(2,856)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	11,304,595
Net realized and unrealized gain (loss) on investments	11,301,739
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$11,867,887

Union Street Partners Value Fund

Statements of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

	Year ended September 30, 2023	Year ended September 30, 2022
Increase (Decrease) in Net Assets from
OPERATIONS
Net investment income (loss)	$566,148	$277,475
Net realized gain (loss) on investments	(2,856)	(891,995)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	11,304,595	(7,252,958)
Increase (decrease) in net assets from operations	11,867,887	(7,867,478)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions
Class A	(12,207)	—
Advisor Class	(363,602)	(30,096)
Decrease in net assets from distributions	(375,809)	(30,096)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Class A	238,749	314,915
Class C	295,975	560,745
Advisor Class	5,513,709	8,937,962
Distributions reinvested
Class A	12,207	—
Advisor Class	361,517	29,856
Shares redeemed
Class A	(494,671)	(575,575)
Class C	(515,919)	(892,970)
Advisor Class	(2,637,153)	(1,786,523)
Increase (decrease) in net assets from capital stock transactions	2,774,414	6,588,410

NET ASSETS
Increase (decrease) during year	14,266,492	(1,309,164)
Beginning of year	52,494,276	53,803,440
End of year	$66,760,768	$52,494,276

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights

See Notes to Financial Statements

ANNUAL REPORT

	Class A
	Years ended September 30,
	2023	2022	2021		2020	2019
Net asset value, beginning of year	$21.56	$24.79	$18.21		$17.93	$19.18

Investment activities
Net investment income (loss)(1)	0.19	0.09	0.02		0.12	0.17
Net realized and unrealized gain (loss) on investments	4.58	(3.32)	6.56		0.50	(1.08)
Total from investment activities	4.77	(3.23)	6.58		0.62	(0.91)
Distributions
Net investment income	(0.12)	—	—		(0.27)	(0.19)
Net realized gain	—	—	—		(0.06)	(0.15)
Return of capital	—	—	—		(0.01)	—
Total distributions	(0.12)	—	—		(0.34)	(0.34)
Net asset value, end of year	$26.21	$21.56	$24.79		$18.21	$17.93

Total Return	22.15%	(13.03%)	36.13%		3.37%	(4.41%)
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.72%	1.79%	2.00	%(2)	1.90%	1.86%
Expenses, net of fee waivers and reimbursements	1.50%	1.50%	1.69	%(3)	1.60%	1.60%
Net investment income (loss)	0.72%	0.35%	0.09%		0.66%	0.99%
Portfolio turnover rate	5.36%	18.43%	18.00%		16.75%	13.56%
Net assets, end of year (000’s)	$2,397	$2,171	$2,750		$3,073	$3,604

(1)Per share amounts calculated using the average number of shares outstanding throughout the year.

(2)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.85% for the year ended September 30, 2021.

(3)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.53% for the year ended September 30, 2021.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Year

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights - continued

See Notes to Financial Statements

ANNUAL REPORT

	Class C
	Years ended September 30,
	2023	2022	2021		2020	2019
Net asset value, beginning of year	$20.58	$23.80	$17.61		$17.36	$18.48

Investment activities
Net investment income (loss)(1)	(0.01)	(0.10)	(0.14)		(0.02)	0.04
Net realized and unrealized gain (loss) on investments(2)	4.38	(3.12)	6.33		0.48	(1.01)
Total from investment activities	4.37	(3.22)	6.19		0.46	(0.97)
Distributions
Net investment income	—	—	—		(0.14)	— (3)
Net realized gain	—	—	—		(0.06)	(0.15)
Return of capital	—	—	—		(0.01)	—
Total distributions	—	—	—		(0.21)	(0.15)
Redemption fees	—	—	—	(3)	— (3)	— (3)
Net asset value, end of year	$24.95	$20.58	$23.80		$17.61	$17.36

Total Return	21.23%	(13.53%)	35.15%		2.60%	(5.12%)
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	2.48%	2.54%	2.75	%(4)	2.67%	2.63%
Expenses, net of fee waivers and reimbursements	2.25%	2.25%	2.44	%(5)	2.35%	2.35%
Net investment income (loss)	(0.03%)	(0.40%)	(0.66%)		(0.10%)	0.24%
Portfolio turnover rate	5.36%	18.43%	18.00%		16.75%	13.56%
Net assets, end of year (000’s)	$6,579	$5,611	$6,804		$8,382	$9,174

(1)Per share amounts calculated using the average number of shares outstanding throughout the year.

(2)Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

(3)Less than $0.005 per share.

(4)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 2.60% for the year ended September 30, 2021.

(5)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 2.29% for the year ended September 30, 2021.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Year

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights - continued

See Notes to Financial Statements

ANNUAL REPORT

	Advisor Class
	Years ended September 30,
	2023	2022	2021		2020	2019
Net asset value, beginning of year	$21.85	$25.04	$18.35		$18.03	$19.18

Investment activities
Net investment income (loss)(1)	0.26	0.15	0.06		0.16	0.21
Net realized and unrealized gain (loss) on investments	4.64	(3.32)	6.63		0.52	(1.06)
Total from investment activities	4.90	(3.17)	6.69		0.68	(0.85)
Distributions
Net investment income	(0.17)	(0.02)	—		(0.29)	(0.15)
Net realized gain	—	—	—		(0.06)	(0.15)
Return of capital	—	—	—		(0.01)	—
Total distributions	(0.17)	(0.02)	—		(0.36)	(0.30)
Net asset value, end of year	$26.58	$21.85	$25.04		$18.35	$18.03

Total Return	22.47%	(12.69%)	36.46%		3.73%	(4.19%)
Ratios/Supplemental Data
Ratios to average net assets
Expenses, gross	1.51%	1.61%	1.82	%(2)	1.70%	1.68%
Expenses, net of fee waivers and reimbursements	1.25%	1.25%	1.46	%(3)	1.35%	1.35%
Net investment income (loss)	0.97%	0.60%	0.24%		0.89%	1.22%
Portfolio turnover rate	5.36%	18.43%	18.00%		16.75%	13.56%
Net assets, end of year (000’s)	$57,785	$44,712	$44,249		$19,229	$17,523

(1)Per share amounts calculated using the average number of shares outstanding throughout the year.

(2)Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.63% for the year ended September 30, 2021.

(3)Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and interest expense, would have been 1.27% for the year ended September 30, 2021.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Year

ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial StatementsSeptember 30, 2023

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Union Street Partners Value Fund (the “Fund”) is a non-diversified series of the World Funds Trust (“WFT” or “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management company. The Trust was organized as a Delaware statutory trust on April 9, 2007 and may issue its shares of beneficial interest in separate series and issue classes of any series or divide shares of any series into two or more classes. The Fund currently offers Class A, Class C, and Advisor Class shares. Class A shares of the Fund commenced operations on December 29, 2010, Class C shares of the Fund commenced operations on April 14, 2011 and the Advisor Class shares of the Fund commenced operations on April 27, 2016.

The Fund’s investment objective is to achieve capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund records investments at current market prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. Investment securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Investments in investment companies and money market funds are valued at net asset value per share. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Trust’s Board of Trustees (the “Board”). Although the Board is ultimately responsible for fair value determinations under Rule 2a-5 of the 1940 Act, the Board has delegated day-to-day responsibility for oversight of the valuation of the Fund’s assets to Union Street Partners, LLC (the “Advisor”) as the Valuation Designee pursuant to the Fund’s policies and procedures. Generally, trading in corporate bonds, U.S.

ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedSeptember 30, 2023

government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”) and the value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level of inputs used to value the Fund’s investments as of September 30, 2023:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stock	$63,179,848	$—	$—	$63,179,848
Money Market Fund	3,472,386	—	—	3,472,386
	$66,652,234	$—	$—	$66,652,234

ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedSeptember 30, 2023

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and sector.

The Fund held no Level 3 securities at any time during the year ended September 30, 2023.

Warrants

The Fund can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrant and buy the stock. As of September 30, 2023, the Fund did not invest in any warrants or stock purchase rights.

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount or premiums are accreted or amortized to interest income using the effective interest method. The cost of securities sold is determined generally on a specific identification basis. Distributions from underlying registered investment companies are recorded on the ex-date and reflected as dividend income on the Statement of Operations unless designated as long term capital gain. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedSeptember 30, 2023

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Certain foreign countries impose a capital gains tax which is accrued by the Fund based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s net asset value (“NAV”). The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations. During the year ended September 30, 2023, no foreign capital gains tax was accrued or paid by the Fund.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund identifies its major tax jurisdiction as U. S. Federal.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns.

ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedSeptember 30, 2023

The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred.

Reclassification of Capital Accounts

GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended September 30, 2023, there were no such reclassifications.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

The Fund currently offers three classes of shares: Class A, Class C and Advisor Class. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and shareholder servicing fees. Income, expenses (other than distribution and service fees and shareholder servicing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. Class A shares include a maximum front-end sales charge of 5.75% and a maximum deferred sales charge of 1% on the proceeds of certain redemptions of Class A shares made within 1 year of purchase if those shares were purchased without paying a front-end sales charge. Class A shares may be purchased without a front-end sales charge in amounts of $1,000,000 or more. Class C shares include a maximum deferred sales charge of 1% on the proceeds of Class C shares redeemed within 1 year of purchase. Advisor Class shares are not subject to redemption fees or deferred sales charges.

ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedSeptember 30, 2023

NOTE 2 –INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the Investment Advisory Agreement (“Agreement”) between the Advisor and the Fund and also the Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) between the Advisor and McGinn Penninger Investment Management, Inc. (“McGinn”), the Advisor provides investment advisory services for an annual fee of 1.00% of the Fund’s daily net assets. The Advisor analyzes economic and market trends, periodically assesses the Fund’s investment policies and recommends changes regarding the policies to the Board where appropriate. The Advisor evaluates the performance of McGinn in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, McGinn is responsible for the day–to–day decision making with respect to the Fund’s investment program. McGinn, with the Advisor’s oversight, manages the investment and reinvestment of the assets on the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, McGinn is entitled to receive a sub-advisory fee of 0.50% of average daily net assets. McGinn’s fee for sub-advisory services is paid by the Advisor from the investment advisory fees it receives and not by the Fund. McGinn and the Advisor are affiliated investment advisors. Mr. Bernard F. McGinn, one of the Fund’s portfolio managers, is a majority shareholder of McGinn and Mr. McGinn owns 50% of the Advisor.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) do not exceed 1.25% of the average daily net assets of the Fund. The Advisor may not terminate this expense limitation agreement prior to January 31, 2025. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. For the year ended September 30, 2023, the Advisor earned $658,283 and waived $169,482 in advisory fees. The

ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedSeptember 30, 2023

total amount of recoverable reimbursements as of September 30, 2023 was $527,944 which expires as follows:

Recoverable Waivers and Reimbursements and Expiration Dates
2024	2025	2026	Total
$156,473	$201,989	$169,482	$527,944

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act whereby the Class A and Class C shares may finance activities or expenses that are intended primarily to result in the sale of shares of such class. The fee paid by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.25% for Class A share expenses and 1.00% for Class C share expenses. With respect to Class C shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The Fund has adopted a shareholder services plan. Under the shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets of each class attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in the Fund; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or their service providers; (vii) providing sub-accounting with respect to Fund shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedSeptember 30, 2023

For the year ended September 30, 2023, the following fees were incurred:

Class	Type of Plan	Fees Incurred
Class A	12b-1	$6,248
Class A	Shareholder Services	534
Class C	12b-1	66,395
Class C	Shareholder Services	2,525
Advisor Class	Shareholder Services	39,926

Commonwealth Fund Services, Inc. (“CFS”) acts as the Fund’s administrator, transfer and dividend disbursing agent and fund accountant. Fees to CFS are computed daily and paid monthly. For the year ended September 30, 2023, CFS received the following fees paid by the Fund to CFS:

Administration	Transfer Agent	Accounting
$56,913	$19,945	$32,339

The amounts reflected on the Statement of Operations for Administration, Transfer Agent and Accounting fees include some out of pocket expenses not paid to CFS.

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. J. Stephen King, Jr., Assistant Secretary of the Trust is a Partner of Practus LLP. Gino E. Malaspina, Assistant Secretary of the Trust, serves as Counsel of Practus, LLP. Neither the officers and/or directors of CFS, Mr. Lively, Mr. King or Mr. Malaspina receive any special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term investments for the year ended September 30, 2023 were as follows:

Purchases	Sales
$9,086,916	$3,310,474

ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedSeptember 30, 2023

NOTE 4 –DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax character of distributions paid during the years ended September 30, 2023 and 2022 were as follows:

	Year ended September 30, 2023	Year ended September 30, 2022
Distributions paid from:
Ordinary income	$375,809	$30,096

As of September 30, 2023, the components of distributable earnings (accumulated deficits) on a tax basis were as follows:

Accumulated undistributed net investment income (loss)	$466,846
Accoumulated net realized gain (loss)	(1,652,136)
Net unrealized appreciation (depreciation) on investments	29,675,821
$28,490,531

As of September 30, 2023, the Fund had a capital loss carryforward of $1,652,136, all of which is considered short term. This loss may be carried forward indefinitely.

As of September 30, 2023, cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$36,976,413	$30,575,151	$(899,330)	$29,675,821

ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedSeptember 30, 2023

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions were:

Year ended September 30, 2023
	Class A	Class C	Advisor Class
Shares sold	9,103	12,016	214,134
Shares reinvested	483	—	14,121
Shares redeemed	(18,863)	(20,971)	(100,301)
Net increase (decrease)	(9,277)	(8,955)	127,954

Year ended September 30, 2022
	Class A	Class C	Advisor Class
Shares sold	11,742	22,331	346,957
Shares reinvested	—	—	1,109
Shares redeemed	(21,946)	(35,539)	(69,501)
Net increase (decrease)	(10,204)	(13,208)	278,565

NOTE 6 – SECTOR RISK

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2023, the Fund had 20.18% of the value of its net assets invested in securities within the Information Technology sector.

NOTE 7 – OTHER RISKS FOR THE FUND

Market Disruption and Geopolitical Events. Geopolitical and other events, such as war, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures, volatility or declines. Russia’s military invasion of Ukraine and the resulting broad-ranging economic sanctions imposed by the United States and other countries, as well as the potential spillover effects of Israel-Hamas war, may continue to disrupt

ANNUAL REPORT

Union Street Partners Value Fund

Notes to Financial Statements - continuedSeptember 30, 2023

securities markets and adversely affect global economies and companies, thereby decreasing the value of the Fund’s investments. Additionally, sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, industries, or companies, which could reduce the value of the Fund’s investments.

Cyber Security Risk. Failures or breaches of the electronic systems of the Advisor and the Fund’s other service providers, market makers or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

Union Street Partners Value Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Union Street Partners Value Fund
and Board of Trustees of World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Union Street Partners Value Fund (the “Fund”), a series of World Funds Trust, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2023

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, 800-673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (68) Trustee	Indefinite, Since June 2010	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	20	Independent Trustee for the ETF Opportunities Trust for the thirty-eight series of that Trust (registered investment company)
Mary Lou H. Ivey (65) Trustee	Indefinite, Since June 2010	Senior Vice President, Episcopal Church Building Fund (national nonprofit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), from 2008-2021.	20	Independent Trustee for the ETF Opportunities Trust for the thirty-eight series of that Trust (registered investment company)
Theo H. Pitt, Jr. (87) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997.	20

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust; Starboard Investment Trust for the eleven series of that trust; and ETF Opportunities Trust for the thirty-eight series of that Trust (all registered investment companies)

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (60) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. October 2013 to present.
Karen M. Shupe (59) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (69) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (54) Secretary	Indefinite, Since November 2013	Attorney, Practus LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
J. Stephen King (60) Assistant Secretary	Indefinite, Since November 2022	Attorney, Practus LLP (law firm), 2020 to present; Senior Vice President and Associate General Counsel, The TCW Group, Inc. (investment management firm), 2017 to 2019.
Gino E. Malaspina (55) Assistant Secretary	Indefinite, Since November 2022

Attorney, Practus LLP (law firm), since August 2022; Vice President and Senior Counsel, State Street Corporation, October 2019 to July 2022; Senior Counsel, Apex Fund Services (formerly, Atlantic Fund Services), June 2014 to October 2019.

Holly B. Giangiulio (61) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura B. Wright (51) Assistant Secretary	Indefinite, Since May 2022	Fund Administrator Manager, Commonwealth Fund Services, Inc. August 2023 to present; Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
Julian G. Winters (54) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at https://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https://www.sec.gov.

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings. The Fund’s Board of Trustees approved the appointment of the Advisor as the Fund’s Liquidity Risk Management Administrator. The Advisor has appointed representatives from their compliance, trading, and portfolio management departments to assist in the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Management Administrator performed an assessment of the Fund’s liquidity risk profile, considering information gathered and its actual experience in administering the program and presented a written report to the Board of Trustees for consideration during the period covered by this annual report. The report concluded that (i) the Fund did not experience significant liquidity challenges during the covered period; (ii) the Fund’s investment strategies remain appropriate for an open-end fund; and (iii) the Fund’s liquidity risk management program is reasonably designed to assess and manage its liquidity risk.

ANNUAL REPORT

Union Street Partners Value Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or deferred sales charges on certain redemptions made within 1 year of purchase of Class A shares and within one year of purchase for Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2023, and held for the six months ended September 30, 2023.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six months” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT

Union Street Partners Value Fund

Fund Expenses (unaudited) - continued

	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Annualized Expense Ratio	Expenses Paid During Period Ended (9/30/23)*
Class A Actual	$1,000.00	$997.15	1.50%	$7.51
Class A Hypothetical**	$1,000.00	$1,017.55	1.50%	$7.59
Class C Actual	$1,000.00	$995.22	2.25%	$11.25
Class C Hypothetical**	$1,000.00	$1,013.79	2.25%	$11.36
Advisor Class Actual	$1,000.00	$997.56	1.25%	$6.26
Advisor Class Hypothetical**	$1,000.00	$1,018.80	1.25%	$6.33

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 183 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses

ANNUAL REPORT

Union Street Partners Value Fund

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this annual report.

Investment Advisor:

Union Street Partners, LLC
1421 Prince Street, Suite 200
Alexandria, Virginia 22314

Investment Sub-Advisor:

McGinn Penninger Investment Management, Inc.
277 South Washington Street, Suite 340
Alexandria, Virginia 22314

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01410

Transfer Agent, Fund Accounting and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Custodian:

UMB Bank, N.A.
928 Grand Blvd., 5th Floor
Kansas City, Missouri 64106

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

ITEM 1. (b)	Not applicable.

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f) The code of ethics is attached hereto as exhibit13(a)(1).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,950 for 2023 and $14,500 for 2022.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,300 for 2023 and $3,000 for 2022. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2023 and $0 for 2022.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant’s principal  accountant to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)           100%

(d)           NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2022.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a) Schedule filed under Item 1 of the Form.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Solicitations to purchase securities under Rule 23c-1 under the Act: Not applicable.

(a)(4) Change in registrant’s independent public accounting firm: Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: December 8, 2023

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: December 8, 2023

* Print the name and title of each signing officer under his or her signature.